UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 21, 2017

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On April 21, 2017, United Continental Holdings, Inc. (“UCH”) and United Airlines, Inc. (collectively, the “Companies”) entered into the Second Amendment to Employment Agreement (the “Second Amendment”) with Oscar Munoz, the Companies’ Chief Executive Officer, amending his Employment Agreement with the Companies dated December 31, 2015, as first amended as of April 19, 2016.  The Second Amendment, which was initiated by Mr. Munoz, removes the provisions in the Employment Agreement related to the future appointment of Mr. Munoz as Chairman of the Board of Directors of UCH (the “Board”), leaving future determinations related to the Chairman position to the discretion of the Board.  As a result, the Second Amendment also modifies the definition of “Good Reason” such that the appointment of a Chairman of the Board other than Mr. Munoz, Robert A. Milton or Henry L. Meyer III would not constitute “Good Reason.”

The foregoing summary description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(a) - (c)                           Not applicable.

(d)                                                   Exhibits:

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment Agreement, dated April 21, 2017, by and among United Continental Holdings, Inc., United Airlines, Inc. and Oscar Munoz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Brett J. Hart
	Name:	Brett J. Hart
	Title:	Executive Vice President and General Counsel

Date: April 21, 2017

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Employment Agreement, dated April 21, 2017, by and among United Continental Holdings, Inc., United Airlines, Inc. and Oscar Munoz.